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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) December 27, 2000

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-25945                   34-1877137
      --------                      ---------                 ----------
(State or other Juris-             (Commission              (IRS Employer
diction of incorporation           File Number)             Identification No.)
or organization)


              601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)












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ITEM 5.  OTHER EVENTS.
         ------------

      On December 27, 2000, Grand Central Financial Corp. (the "Company"), issued a press release which reported the declaration of a cash dividend payable January 23, 2001 to stockholders of record at the close of business on January 9, 2001.

      A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99    Press Release dated December 27, 2000










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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   December 27, 2000             By:/s/ William R. Williams
                                          -----------------------
                                          William R. Williams
                                          President and Chief Executive Officer












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